SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2003

OMNIVISION TECHNOLOGIES, INC.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-29939	77-0401990
(Commission File Number)	(I.R.S. Employer Identification No.)

1341 Orleans Drive, Sunnyvale, California	94089-1136
(Address of Principal Executive Offices)	(Zip Code)

(408) 542-3000

(Registrant’s Telephone Number, Including Area Code)

930 Thompson Place, Sunnyvale, California 94089

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description

99.1	Press Release of OmniVision Technologies, Inc. dated June 11, 2003.

Item 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED IN THIS ITEM 9 IS FURNISHED UNDER ITEM 12).

The information in this Form 8-K and the attached press release is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” but is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

On June 11, 2003, the Board of Directors of OmniVision Technologies, Inc. (the “Company”) issued a press release announcing its fiscal results for its fourth quarter and fiscal year ended April 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2003

OMNIVISION TECHNOLOGIES, INC.

By:	/s/ SHAW HONG
Shaw Hong President and Chief Executive Officer

By:	/s/ H. GENE MCCOWN
H. Gene McCown Vice President of Finance and Chief Financial Officer

OMNIVISION TECHNOLOGIES, INC.

FORM 8-K

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release of OmniVision Technologies, Inc. dated June 11, 2003.